Exhibit 99.2




                               UNAUDITED PRO FORMA


                        CONSOLIDATED FINANCIAL STATEMENTS

                                       FOR

                  ECOLOCLEAN INDUSTRIES, INC. AND SUBSIDIARIES

                                       AND

                          AQUATRONICS INDUSTRIES, INC.

                  ECOLOCLEAN INDUSTRIES, INC. AND SUBSIDIARIES
                        AND AQUATRONICS INDUSTRIES, INC.

                    INDEX TO UNAUDITED CONSOLIDATED PRO FORMA
             FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES




                                                                            Page
                                                                            ----

SELECTED UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA FOR FINANCIAL
STATEMENTS                                                                  PF-1

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS                             PF-2

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS                   PF-3

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS              PF-4





All schedules for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission are not required under the related instructions or are not applicable, and therefore have been omitted.

                  ECOLOCLEAN INDUSTRIES, INC. AND SUBSIDIARIES
                        AND AQUATRONICS INDUSTRIES, INC.
            SELECTED UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA
                            FOR FINANCIAL STATEMENTS

The unaudited pro forma consolidated balanced sheets of Ecoloclean Industries, Inc., and its subsidiaries ("ECCI") as of December 31, 2004 (Restated) and Aquatronics Industries, Inc., as of May 31, 2005 (twelve months then ended) gives effect to the purchase of Aquatronics Industries, Inc. ("Aquatronics") as if it had occurred on June 1, 2005. The Aquatronics purchase transaction was closed on September 13, 2005 for $250,000 payable in stock. The unaudited pro forma statements of operations for the years ended December 31, 2004 (restated) and May 31, 2005, gives effect to the acquisition by ECCI of Aquatronics if it had occurred on June 1, 2005. The column headed "Aquatronics Industries" in the unaudited pro forma statement of operations gives effect to the revenues and expenses of the acquisition for the periods being reported, and was not included in our historical financial statements. Aquatronics was acquired on September 13, 2005, with an effective date of August 1, 2005. The purchase was accounted for by ECCI using the purchase method of accounting.

The following unaudited pro forma financial data have been included as required by the rules of the Securities and Exchange Commission and are provided for comparative purposes only. The unaudited pro forma financial data presented are based upon the historical consolidated financial statements and the historical statements of revenues and direct operating expenses of ECCI and Aquatronics and should be read in conjunction with such financial statements and related notes thereto included in this report.

The pro forma financial data are based upon assumptions and include adjustments as explained in the notes to the unaudited pro forma financial statements, and the actual recording of the transactions could differ. The unaudited pro forma financial data are not necessarily indicative of the financial results that would have occurred had the purchase been effective on and as of the date indicated and should not be viewed as indicative of operations in future periods.


                  ECOLOCLEAN INDUSTRIES, INC. AND SUBSIDIARIES
                        AND AQUATRONICS INDUSTRIES, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS

                                                                                          Proforma Adjustments
                                                                                          --------------------
                                                             Ecoloclean    Aquatronics
                                                             Industries     Industries
                                                              December        May 31,     Acquisition      Pro Forma
                                                              31, 2004         2005       Transaction     Consolidated
                                                            -----------    -----------    -----------     ------------
                                                             (Restated)
ASSETS
------

Current Assets:
     Cash                                                   $     5,345    $        17    $      --       $      5,362
     Accounts Receivable                                          1,785         37,201           --             38,986
     Inventory                                                     --           77,880           --             77,880
     Prepaid Expenses                                            28,801          1,364           --             30,165
     Current Portion of Assets of Discontinued Operations       196,279           --             --            196,279
                                                            -----------    -----------    -----------     ------------
         Total Current Assets                                   232,210        116,462           --            348,672
                                                            -----------    -----------    -----------     ------------

Property, Plant and Equipment (Net)                             427,952         57,787           --            485,739
                                                            -----------    -----------    -----------     ------------

Other Assets:
     Deposits                                                       400           --             --                400
     License and Trademark Costs (Net)                           80,434           --             --             80,434
     Intangible Assets                                           33,585           --             --             33,585
     Acquisition Goodwill                                          --             --          427,111  (A)     427,111
     Non-Current Portion of Assets of Discontinued
       Operations                                               443,310           --             --            443,310
                                                            -----------    -----------    -----------     ------------
         Total Other Assets                                     557,729           --          427,111          984,840
                                                            -----------    -----------    -----------     ------------

         Total Assets                                       $ 1,217,891    $   174,249    $   427,111     $  1,819,251
                                                            ===========    ===========    ===========     ============

LIABILITIES AND STOCKHOLDERS' (DEFICIT)
---------------------------------------

Current Liabilities:
     Bank Overdraft                                         $      --      $    12,070    $      --       $     12,070
     Current Maturities - Notes and Loans Payable               171,209         96,430           --            267,639
     Accounts Payable and Accrued Expenses                      686,064        229,668           --            915,732
     Current Portion of Liabilities of Discontinued
       Operations                                               458,908           --             --            458,908
                                                            -----------    -----------    -----------     ------------
         Total Current Liabilities                            1,316,181        338,168           --          1,654,349

Long-Term Debt                                                    9,661          1,324           --             10,985

Due to Related Parties                                        1,941,808           --             --          1,941,808
                                                            -----------    -----------    -----------     ------------

         Total Liabilities                                    3,267,650        339,492           --          3,607,142
                                                            -----------    -----------    -----------     ------------

Commitments and Contingencies                                      --             --             --               --

Stockholders' (Deficit)
     Preferred Stock, $0.001 Par Value                             --             --             --               --
     Common Stock, $0.0001 Par Value                              3,790           --              250  (A)       4,040
     Common Stock, No Par Value                                    --              500           (500) (B)        --
     Additional Paid-in Capital                               3,012,756         33,944        (33,944) (B)   3,262,506
                                                                                              249,750  (A)
     Accumulated (Deficit)                                   (5,066,305)      (199,687)       211,555  (B)  (5,054,437)
                                                            -----------    -----------    -----------     ------------

         Total Stockholders' (Deficit)                       (2,049,759)      (165,243)       427,111       (1,787,891)
                                                            -----------    -----------    -----------     ------------

         Total Liabilities & Stockholders' (Deficit)        $ 1,217,891    $   174,249    $   427,111     $  1,819,251
                                                            ===========    ===========    ===========     ============

    The accompanying notes are an integral part of the financial statements.
                                      PF-2


                  ECOLOCLEAN INDUSTRIES, INC. AND SUBSIDIARIES
                        AND AQUATRONICS INDUSTRIES, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS


                                                 Ecoloclean      Aquatronics
                                                 Industries       Industries
                                                 Year Ending     Year Ending
                                                  December         May 31,       Pro Forma        Pro Forma
                                                  31, 2004          2005          Expenses      Income (Loss)
                                                ------------    ------------    ------------    ------------
                                                  (Restated)
R
evenues                                        $     71,117    $    459,350    $       --      $    530,467
                                                ------------    ------------    ------------    ------------

Expenses:
   Cost of Sales                                      34,056         330,692            --           364,748
   Operating Expenses                                288,798          45,521            --           334,319
   Depreciation & Amortization                        72,211          16,996            --            89,207
   Interest                                           81,691          14,185            --            95,876
   Officer's Salary                                  120,000          14,100            --           134,100
   Selling, General and Administrative             3,068,726         171,364            --         3,240,090
                                                ------------    ------------    ------------    ------------

        Total Expenses                             3,665,482         592,858            --         4,258,340
                                                ------------    ------------    ------------    ------------

Net (Loss) from Continuing Operations             (3,594,365)       (133,508)           --        (3,727,873)
Net (Loss) from Discontinued Operations             (565,742)           --              --          (565,742)
                                                ------------    ------------    ------------    ------------

Net (Loss)                                      $ (4,160,107)   $   (133,508)   $       --      $ (4,293,615)
                                                ============    ============    ============    ============

Net (Loss) Per Common Share
   Basic and Diluted
      Net (Loss) from Continuing Operations     $      (0.10)                                   $      (0.10)
      Net (Loss) from Discontinued Operations          (0.02)                                          (0.02)
                                                ------------                                    ------------

        Total                                   $      (0.12)                                   $      (0.12)
                                                ============                                    ============

Weighted Average Number of Common
   Shares Outstanding                             35,200,664                                      35,200,664
                                                ============                                    ============


    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                               UNAUDITED PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS


The unaudited pro forma financial data for Ecoloclean Industries, Inc., and its subsidiaries as of the year ended December 31, 2004 and Aquatronics Industries, Inc. as of the fiscal year ended May 31, 2005, has been prepared to give effect to the acquisition by ECCI of Aquatronics. The column headed "Aquatronics Industries" in the unaudited pro forma statement of operations gives effect to the revenues and direct operating expenses of the acquisition for the period they were not included in ECCI's historical financial statements. The unaudited pro forma financial statements are not necessarily indicative of the results of ECCI's future operations.

The unaudited pro forma adjustment notes for the balance sheet are as follows:

         A. The purchase price and adjustments to historical book value of Aquatronics as a result of the Aquatronics transaction are as follows:

                        Value of common stock issued            $ 250,000
                        Book value of net assets acquired       $(177,111)
                        Total Goodwill                          $ 427,111

         B.       Acquisition equity eliminations.












                                      PF-4